-----------------------------------------------------------------------------------------------------------------------

[NEF LOGO] NEW ENGLAND FINANCIAL/TM/
           -------------------------
           ANNUITIES
                                                                                  S
           P.O. BOX 642                                                               A
           BOSTON, MA 02116-0642                                                          M
                                                                                              P
                                                                                                  L
                                                                                                      E
                                                                                              -------------------------
APPLICATION TO NEW ENGLAND LIFE INSURANCE COMPANY (NELICO),                                   For Company Use Only
BOSTON, MASSACHUSETTS FOR A VARIABLE ANNUITY                                                  No.
                                                                                                 ----------------------
                                                                                              -------------------------
=======================================================================================================================
1. ANNUITANT

   JANE R. DOE                                                         Social Security No. [1][2][3] [4][5] [6][7][8][9]
------------------------------------------------------
Name (Print as it should appear in contract)                      Date of Birth  [0][1] [0][1] [4][2]
   123 MAPLE LANE                                                                month   day    year
------------------------------------------------------
Street Address                                                    Sex   [_] Male    [X] Female
   ANY TOWN                   MA              01234
------------------------------------------------------
City                          State           Zip
=======================================================================================================================
2. OWNER             [X] INDIVIDUAL                    [_] TRUST/CORPORATION                      [_] JOINT OWNERS
   (if different from annuitant)                       (please complete the Trustee Certification)

A.                                                               B. (Co-Owner)
   JOHN             S.                 DOE
------------------------------------------------------           ------------------------------------------------------
First             Middle               Last                      First             Middle               Last
   123 MAPLE LANE
------------------------------------------------------           ------------------------------------------------------
Street Address                                                   Street Address
   ANY TOWN                  MA                01234
------------------------------------------------------           ------------------------------------------------------
City                         State             Zip               City                        State             Zip
Social Security/T.I.N. [9][8][7] [6][5] [4][3][2][1]             Social Security/T.I.N. [_][_][_] [_][_] [_][_][_][_]
Date of Birth/ [1][1] [3][0] [4][9]    Sex [X] Male              Date of Birth  [_][_] [_][_] [_][_]     Sex [_] Male
Date of Trust  month   day    year         [_] Female                            month   day    year         [_] Female
=======================================================================================================================
3. BENEFICIARY (For a Trust, Trustee is Beneficiary)             4. CONTINGENT ANNUITANT
PRIMARY       Spouse of [_] 2a  [_] 2b  [_] NA                   If jointly owned and neither Owner is the Annuitant,
  JOHN S. DOE                                                    indicate which Owner is to be the Contingent Annuitant
---------------------- [9][8][7] [6][5] [4][3][2][1]                             [_] 2a    [_] 2b
Name                        Social Security No.
  SALLY D. SMITH                                                 If individually owned and the Owner and Annuitant are
---------------------- [0][1][2] [3][4] [5][6][7][8]             different, the Owner is the Contingent Annuitant.
Name                        Social Security No.

SECONDARY     Spouse of [_] 2a  [_] 2b  [X] NA
  JOHN SMITH, JR.
---------------------- [2][3][4] [5][6] [7][8][9][0]
Name                        Social Security No.
=======================================================================================================================
5. TYPE OF CONTRACT
   [_] IRA                    [_] Roth IRA       [_] SEP IRA        [_] 457/Deferred Compensation
   [_] IRA Rollover           [_] SIMPLE IRA     [_] TSA (403b)
   [_] Qualified Plan (type                )     [X] Non-Qualified  [_] Other
                           ----------------                                  ---------------------------------------
=======================================================================================================================
6. PURCHASE PAYMENT(S)                                             (b) Automatic Payment Plan

Initial Payment of $ 5,000        or Transfer Amount of $              Please withdraw $  416.67
                    -------------                        --------                       ---------------------------
Apply toward tax year
                     -----------------                                 If new, please complete MSA or ACH
a) Bill $                                                              application from prospectus. Otherwise,
         ----------------------------------------                      indicate MSA or ACH number.
                                                                          200012345678
[_] Monthly    [_] Quarterly    [_] Semi-Annual     [_] Annual         ---------------------------------------------
=======================================================================================================================
7. BILLING If established, please indicate Group ID Number    [_] [_] [_] [_] [_] [_] [_] [_] [_]
Billing Address     N/A
               -----------------------------------------------------------------------------------------------------

=======================================================================================================================
ALL PURCHASE PAYMENTS MUST BE MADE PAYABLE TO NEW ENGLAND FINANCIAL. DO NOT MAKE
CHECKS PAYABLE TO THE REGISTERED REPRESENTATIVE OR LEAVE THE PAYEE BLANK.

NEV APP-31-94AGS                                       C-1

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

--------------------------------------------------------------------------------

                                                        S
                                                          A
                                                            M
                                                              P
                                                                L
                                                                  E
================================================================================
8. ADDITIONAL INFORMATION                  ADMINISTRATIVE OFFICE USE
(EXPLANATION TO #10a.) HAVE EXISTING       Additions and Amendments
------------------------------------
VARIABLE ANNUITY WITH ABC INSURANCE
------------------------------------
CO. WE FEEL THAT OUR CURRENT ANNUITY
------------------------------------
IS NOT MEETING OUR FINANCIAL NEEDS
------------------------------------
AND WOULD LIKE TO TRANSFER TO AN NEF
------------------------------------
VARIABLE ANNUITY.
------------------------------------

================================================================================
9. MATURITY
Maturity Date will be age 90 if the contract is issued in NY. Otherwise, the Maturity Date will be age 95. The age at Maturity is based on the oldest of the Owner(s) and the Annuitant.
================================================================================
10. SIGNATURES

NOTICE TO APPLICANT:
FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an insurance policy is subject to criminal and civil penalties.

FOR ARKANSAS, KENTUCKY, MAINE, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA, AND WASHINGTON, D.C. RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Responses Completed by Owner
A. [X] Yes   [_] No    WILL THE ANNUITY APPLIED FOR REPLACE ONE OR MORE EXISTING
                       ANNUITY OR LIFE INSURANCE CONTRACTS? (If yes, explain in section 8)

B. [X] Yes   [_] No    DOES THE OWNER OR APPLICANT(S) HAVE ANY EXISTING
                       ANNUITIES OR INSURANCE?

C. [X] Yes   [_] No    DO YOU BELIEVE THAT THIS CONTRACT WILL MEET YOUR
                       FINANCIAL OBJECTIVES?

GENERAL. To the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

WHEN THE CONTRACT TAKES EFFECT. The contract will take effect as of the latest of: (a) the date of the Application; (b) the date the first purchase payment and first premium for any riders are paid; and (c) any date of issue that is requested; provided that this Application can be approved by the Company as submitted.

Owner's Social Security or Employer Identification Number:   987-65-4321
                                                          ----------------------
[_] I AM [X] I AM NOT subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. Under penalties of perjury, I certify that the information provided in this section is true, correct, and complete.

Signed at   BOSTON, MA         On   5/01/00           /s/ John S. Doe
         ----------------------  ----------------  -----------------------------
              City, State        (month/day/year)          Owner Signature

                                                   -----------------------------
                                                       Joint Owner Signature
Responses completed by Registered Representative
D. [X] Yes  [_] No     DO YOU HAVE REASON TO BELIEVE THAT REPLACEMENT OR CHANGE
                       OF ANY EXISTING INSURANCE OR ANNUITY MAY BE INVOLVED?

E. [X] Yes  [_] No     DOES OWNER (ANNUITANT IF NON-NATURAL PERSON) APPEAR TO BE
                       IN GOOD HEALTH AND MENTALLY COMPETENT? (IF NO, GIVE
                       DETAILS IN SEPARATE MEMO)

       /s/ Joe Q. Agent
----------------------------------- -------------  ----------------------------
Registered Representative Signature                State License Identification
                                                   Number

Accepted by the Company at the Administrative Office by:  /s/ I. M. Principal
                                                        ------------------------
                                                           Principal Signature

                                                   Date     5/8/00
                                                        ------------------------
                                                             (month/day/year)

NEV APP-31-94 AGS                   C-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             S
                                                               A
                                                                 M
                      NEW ENGLAND LIFE INSURANCE COMPANY           P
                              501 BOYLSTON STREET                    L
                               BOSTON, MA 02116                        E

                                    RECEIPT

      THIS IS TO ACKNOWLEDGE RECEIPT OF AN AMERICAN GROWTH SERIES PROSPECTUS DATED MAY 1, 2000. THIS VARIABLE ANNUITY CONTRACT IS ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY.

                               ASSET ALLOCATION
================================================================================
INITIAL INVESTMENT ALLOCATIONS      PLEASE ALLOCATE MY PAYMENT(S) AS FOLLOWS:
                                    (USE WHOLE PERCENTAGES; MAXIMUM NUMBER OF
                                    FUNDS ALLOWED IS 10.)

Fixed Account                  10  %   Harris Oakmark Mid Cap Value       10  %
                             ------                                     ------

Back Bay Advisors Money            %   MFS Investors                          %
  Market                     ------                                     ------

Back Bay Advisors Bond         10  %   MFS Research Managers              10  %
  Income                     ------                                     ------

Salomon Brothers Strategic         %   Putnam Large Cap Growth                %
  Bond Opportunities         ------                                     ------

Salomon Brothers U.S.          10  %   Westpeak Growth and Income         10  %
  Government                 ------                                     ------

Balanced                       20  %   Loomis Sayles Small Cap                %
                             ------                                     ------

Alger Equity Growth                %   Putnam International Stock         10  %
                             ------                                     ------
Davis Venture Value            10  %                                          %
                             ------    ------------------------------   ------

                                                                              %
                                       ------------------------------   ------
                                                                TOTAL     100 %

================================================================================
FUTURE INVESTMENT ALLOCATIONS       PLEASE ALLOCATE MY PAYMENT(S) AS FOLLOWS:
                                    USE WHOLE PERCENTAGES; MAXIMUM NUMBER OF
                                    FUNDS ALLOWED IS 10.)

Fixed Account                  10  %   Harris Oakmark Mid Cap Value           %
                             ------                                     ------

Back Bay Advisors Money            %   MFS Investors                      20  %
  Market                     ------                                     ------

Back Bay Advisors Bond         10  %   MFS Research Managers                  %
  Income                     ------                                     ------

Salomon Brothers Strategic     10  %   Putnam Large Cap Growth            20  %
  Bond Opportunities         ------                                     ------

Salomon Brothers U.S.              %   Westpeak Growth and Income             %
  Government                 ------                                     ------

Balanced                           %   Loomis Sayles Small Cap            10  %
                             ------                                     ------

Alger Equity Growth            20  %   Putnam International Stock             %
                             ------                                     ------
Davis Venture Value                %                                          %
                             ------    ------------------------------   ------

                                                                              %
                                       ------------------------------   ------
                                                                TOTAL     100 %


I understand that for any tax qualified account e.g., 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

I certify that the above investment allocation meets the needs of any current investment outlook and risk tolerance and, as stated above, have received the appropriate Prospectus in order to make an informed decision.

           /s/ John S. Doe                                5/01/00
----------------------------------------  --------------------------------------
         (Owner's Signature)                              (Date)

NEV APP-31 (02/2000) AGS                C-3        L20004018   Expires 4/14/2003

--------------------------------------------------------------------------------

       [NEF LOGO]
NEW ENGLAND FINANCIAL/TM/
-------------------------
       ANNUITIES




American Growth Series
Individual Variable Annuity Contracts

Issued by New England Life Insurance Company
501 Boylston Street, Boston, Massachusetts 02116-3700


Application

[NEF LOGO] NEW ENGLAND FINANCIAL/TM/
           -------------------------
           ANNUITIES

           P.O. BOX 642
           BOSTON, MA 02116-0642

                                                                                              -------------------------
APPLICATION TO NEW ENGLAND LIFE INSURANCE COMPANY (NELICO),                                   For Company Use Only
BOSTON, MASSACHUSETTS FOR A VARIABLE ANNUITY                                                  No.
                                                                                                 ----------------------
                                                                                              -------------------------
=======================================================================================================================
1. ANNUITANT

                                                                  Social Security No. [_][_][_] [_][_] [_][_][_][_]
------------------------------------------------------
Name (Print as it should appear in contract)                      Date of Birth  [_][_] [_][_] [_][_]
                                                                                 month   day    year
------------------------------------------------------
Street Address                                                    Sex   [_] Male    [_] Female

------------------------------------------------------
City                          State           Zip
=======================================================================================================================
2. OWNER             [_] INDIVIDUAL                    [_] TRUST/CORPORATION                      [_] JOINT OWNERS
   (if different from annuitant)                       (please complete the Trustee Certification)

A.                                                               B. (Co-Owner)

------------------------------------------------------           ------------------------------------------------------
First             Middle               Last                      First             Middle               Last

------------------------------------------------------           ------------------------------------------------------
Street Address                                                   Street Address

------------------------------------------------------           ------------------------------------------------------
City                  State               Zip                    City                  State             Zip
Social Security/T.I.N. [_][_][_] [_][_] [_][_][_][_]             Social Security/T.I.N. [_][_][_] [_][_] [_][_][_][_]
Date of Birth/ [_][_] [_][_] [_][_]    Sex [_] Male              Date of Birth  [_][_] [_][_] [_][_]     Sex [_] Male
Date of Trust  month   day    year         [_] Female                            month   day    year         [_] Female
=======================================================================================================================
3. BENEFICIARY (For a Trust, Trustee is Beneficiary)             4. CONTINGENT ANNUITANT
PRIMARY       Spouse of [_] 2a  [_] 2b  [_] NA                   If jointly owned and neither Owner is the Annuitant,
                                                                 indicate which Owner is to be the Contingent Annuitant.
---------------------- [_][_][_] [_][_] [_][_][_][_]                             [_] 2a    [_] 2b
Name                        Social Security No.
                                                                 If individually owned and the Owner and Annuitant are
---------------------- [_][_][_] [_][_] [_][_][_][_]             different, the Owner is the Contingent Annuitant.
Name                        Social Security No.

SECONDARY     Spouse of [_] 2a  [_] 2b  [_] NA

---------------------- [_][_][_] [_][_] [_][_][_][_]
Name                        Social Security No.
=======================================================================================================================
5. TYPE OF CONTRACT
   [_] IRA                    [_] Roth IRA       [_] SEP IRA        [_] 457/Deferred Compensation
   [_] IRA Rollover           [_] SIMPLE IRA     [_] TSA (403b)
   [_] Qualified Plan (type                )     [_] Non-Qualified  [_] Other
                           ----------------                                  ---------------------------------------
=======================================================================================================================
6. PURCHASE PAYMENT(S)                                             (b) Automatic Payment Plan

Initial Payment of $              or Transfer Amount of $                Please withdraw $
                    -------------                        ----------                        ---------------------------
Apply toward tax year
                     -----------------                                 If new, please complete MSA or ACH
a) Bill $                                                              application from prospectus. Otherwise,
         ----------------------------------------                      indicate MSA or ACH number.

[_] Monthly    [_] Quarterly    [_] Semi-Annually   [_] Annually       ---------------------------------------------
=======================================================================================================================
7. BILLING If established, please indicate Group ID Number    [_] [_] [_] [_] [_] [_] [_] [_] [_]
Billing Address
               -----------------------------------------------------------------------------------------------------

=======================================================================================================================
ALL PURCHASE PAYMENTS MUST BE MADE PAYABLE TO NEW ENGLAND FINANCIAL. DO NOT MAKE
CHECKS PAYABLE TO THE REGISTERED REPRESENTATIVE OR LEAVE THE PAYEE BLANK.

NEV APP-31 (02/2000) AGS                               C-1

================================================================================
8. ADDITIONAL INFORMATION                  ADMINISTRATIVE OFFICE USE
                                           Additions and Amendments
---------------------------------

---------------------------------

---------------------------------

---------------------------------

---------------------------------
================================================================================
9. MATURITY
Maturity Date will be age 90 if the contract is issued in NY. Otherwise, the Maturity Date will be age 95. The age at Maturity is based on the oldest of the Owner(s) and the Annuitant.
================================================================================
10. SIGNATURES

NOTICE TO APPLICANT:
FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an insurance policy is subject to criminal and civil penalties.

FOR ARKANSAS, KENTUCKY, MAINE, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA, AND WASHINGTON, D.C. RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Responses Completed by Owner
A. [_] Yes   [_] No    WILL THE ANNUITY APPLIED FOR REPLACE ONE OR MORE EXISTING
                       ANNUITY OR LIFE INSURANCE CONTRACTS? (If yes, explain in section 8)

B. [_] Yes   [_] No    DOES THE OWNER OR APPLICANT(S) HAVE ANY EXISTING
                       ANNUITIES OR INSURANCE?

C. [_] Yes   [_] No    DO YOU BELIEVE THAT THIS CONTRACT WILL MEET YOUR
                       FINANCIAL OBJECTIVES?

GENERAL. To the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

WHEN THE CONTRACT TAKES EFFECT. The contract will take effect as of the latest of: (a) the date of the Application; (b) the date the first purchase payment and first premium for any riders are paid; and (c) any date of issue that is requested; provided that this Application can be approved by the Company as submitted.

Owner's Social Security or Employer Identification Number:
                                                          ----------------------
[_] I AM [_] I AM NOT subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. Under penalties of perjury, I certify that the information provided in this section is true, correct, and complete.

Signed at                      On
         ----------------------  ----------------  -----------------------------
              City, State        (month/day/year)          Owner Signature

                                                   -----------------------------
                                                       Joint Owner Signature
Responses completed by Registered Representative
D. [_] Yes  [_] No     DO YOU HAVE REASON TO BELIEVE THAT REPLACEMENT OR CHANGE
                       OF ANY EXISTING INSURANCE OR ANNUITY MAY BE INVOLVED?

E. [_] Yes  [_] No     DOES OWNER (ANNUITANT IF NON-NATURAL PERSON) APPEAR TO BE
                       IN GOOD HEALTH AND MENTALLY COMPETENT? (IF NO, GIVE
                       DETAILS IN SEPARATE MEMO)

----------------------------------- -------------  ----------------------------
Registered Representative Signature    Printed     State License Identification
                                                   Number

Accepted by the Company at the Administrative Office by
                                                        ------------------------
                                                           Principal Signature

                                                   Date
                                                        ------------------------
                                                             (month/day/year)

NEV APP-31 (02/2000) AGS            C-2

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT

      THIS IS TO ACKNOWLEDGE RECEIPT OF AN AMERICAN GROWTH SERIES PROSPECTUS DATED MAY 1, 2000. THIS VARIABLE ANNUITY CONTRACT IS ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY.

                               ASSET ALLOCATION
================================================================================
INITIAL INVESTMENT ALLOCATIONS      PLEASE ALLOCATE MY PAYMENT(S) AS FOLLOWS:
                                    (USE WHOLE PERCENTAGES; MAXIMUM NUMBER OF
                                    FUNDS ALLOWED IS 10.)

Fixed Account                      %   Harris Oakmark Mid Cap Value           %
                             ------                                     ------

Back Bay Advisors Money            %   MFS Investors                          %
  Market                     ------                                     ------

Back Bay Advisors Bond             %   MFS Research Managers                  %
  Income                     ------                                     ------

Salomon Brothers Strategic         %   Putnam Large Cap Growth                %
  Bond Opportunities         ------                                     ------

Salomon Brothers U.S.              %   Westpeak Growth and Income             %
  Government                 ------                                     ------

Balanced                           %   Loomis Sayles Small Cap                %
                             ------                                     ------

Alger Equity Growth                %   Putnam International Stock             %
                             ------                                     ------
Davis Venture Value                %                                          %
                             ------    ------------------------------   ------

                                                                              %
                                       ------------------------------   ------
                                                                TOTAL     100 %

================================================================================
FUTURE INVESTMENT ALLOCATIONS       PLEASE ALLOCATE MY PAYMENT(S) AS FOLLOWS:
                                    USE WHOLE PERCENTAGES; MAXIMUM NUMBER OF
                                    FUNDS ALLOWED IS 10.)

Fixed Account                      %   Harris Oakmark Mid Cap Value           %
                             ------                                     ------

Back Bay Advisors Money            %   MFS Investors                          %
  Market                     ------                                     ------

Back Bay Advisors Bond             %   MFS Research Managers                  %
  Income                     ------                                     ------

Salomon Brothers Strategic         %   Putnam Large Cap Growth                %
  Bond Opportunities         ------                                     ------

Salomon Brothers U.S.              %   Westpeak Growth and Income             %
  Government                 ------                                     ------

Balanced                           %   Loomis Sayles Small Cap                %
                             ------                                     ------

Alger Equity Growth                %   Putnam International Stock             %
                             ------                                     ------
Davis Venture Value                %                                          %
                             ------    ------------------------------   ------

                                                                              %
                                       ------------------------------   ------
                                                                TOTAL     100 %


I understand that for any tax qualified account e.g., 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

I certify that the above investment allocation meets the needs of any current investment outlook and risk tolerance and, as stated above, have received the appropriate Prospectus in order to make an informed decision.


----------------------------------------  --------------------------------------
         (Owner's Signature)                              (Date)

NEV APP-31 (02/2000) AGS                C-3        L20004018   Expires 4/14/2003

================================================================================
REGISTERED REPRESENTATIVE INFORMATION


------------------------------------  -----  --------------------  ------------
Print Registered Representative Name  Rep #  Office Name/Location  Comm Split %

------------------------------------  -----  --------------------  ------------
Print Registered Representative Name  Rep #  Office Name/Location  Comm Split %

------------------------------------  -----  --------------------  ------------
Print Registered Representative Name  Rep #  Office Name/Location  Comm Split %

------------------------------------  -----  --------------------  ------------
Print Registered Representative Name  Rep #  Office Name/Location  Comm Split %


-------------------------------------------
          Broker Dealer Name                  Commission Choice:
                                              [_] Upfront/Deposit
                                              [_] Trail
                                              If no selection is made default
                                              will be Upfront/Deposit.

================================================================================
NEW CUSTOMER ACCOUNT INFORMATION (TO BE COMPLETED BY NES REGISTERED REPRESENTATIVES ONLY)

*Describe applicant's risk tolerance      [_] Aggressive    [_] Moderate
                                                 [_] Conservative

1. Employment Information               2. Is investor associated with a member
                                           firm of the NASD?
Occupation                                 [_] Yes   [_] No
          -------------------------        If yes, give name and address of
                                           firm:

Employer's Name                            -------------------------------------
               ------------------------
                                           -------------------------------------
Employer's Address
                  ---------------------

          -----------------------------

          -----------------------------


3. Financial Information                4. Annuity Portfolio Preference -
                                           Investment Objective/Asset Allocation

Estimated Annual Income                    [_] Aggressive Growth
                       ----------------

Estimated Net Worth                        [_] Growth
                   --------------------

Tax Bracket (%)                            [_] Balanced/Asset Allocation
               ------------------------

Source of Funds                            [_] Income
               ------------------------

                                        *If the above allocation does not match
                                         the investor profile, please explain

                                         ---------------------------------------
5. Marital Status
                 ----------------------  ---------------------------------------

6. Number of Dependents
                       ----------------

The undersigned has delivered a current prospectus and discussed the investment objectives with the investor.


-----------------------------------  ------  ---------------------------- ------
Registered Representative Signature   Date   Principal Signature           Date
                                             (Administrative Office Use)

NEV APP-31 (02/2000) AGS              C-4

================================================================================
DOLLAR COST AVERAGING/AUTOMATED TRANSFER

Beginning       /   /   ,     transfer $                 FROM                TO
          -------------------            --------------      --------------
           (Month/1-28/Year)             ($100 Minimum)        (Fund Name)

FUND                                              AMOUNT ($100 Minimum)

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

--------------------------------------------      ---------------------

Any changes to this arrangement will be effective upon receipt of written notification from the Owner. The election of this option does not change the allocation of funds you have elected for contribution payments. If on the date of a transfer any fund's value is less than the transfer amount requested, the transfer will not be processed and this arrangement will be terminated without notice. The company intends to restrict transfers and purchase payments into the Fixed Account if the contract's Fixed Account value reaches $500,000; if the interest rate credited to the deposit would be equivalent to an annual effective rate of 3% to the minimum guaranteed rate; and for 180 days following a transfer or loan out of the Fixed Account. One hundred percent of deposits made to the Fixed Account may be transferred out of the Fixed Account under dollar cost averaging, if the dollar cost averaging arrangement was elected within 30 days after receipt of each deposit into the Fixed Account. Otherwise, restrictions apply. Only one dollar cost averaging may be active at a time. If a transfer fee is imposed, transfers made under the dollar cost averaging program will be counted against the number of transfers per year permitted free of charge. Dollar cost averaging cannot continue beyond the Maturity Date. Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. It involves continuous investment in the funds regardless of fluctuating unit values.

-----------------------------------  ---------------  -------------------------
  Owner's Signature                    Date              Contract Number
                                                           if available


================================================================================
SETTLEMENT OPTION (PROOF OF PAYEE(S) DATE OF BIRTH IS REQUIRED)

COMPLETE THIS SECTION ONLY IF PAYMENTS ARE TO BEGIN WITHIN ONE YEAR OF ISSUE.

                                                      --------------------------
                                                            Contract Number
                                                             if available


VARIABLE PAYOUT (V)       %        FIXED PAYOUT (F)       %
                    ------                          ------

     AIR: [_] 0%   [_] 3.5%   [_] 5%, if allowed by your state

[_] V   [_] F   Payments for        -(1-30) Years  NOTE: Less than 15 years may
                             -------               result in Surrender penalty.

[_] V   [_] F   Single Life Annuity with
                [_] No Refund   [_]        (1-30) Year C + C   [_] Cash Refund
                                    -------                        (Fixed only)

[_] V   [_] F   Payments Guaranteed to Age 100

[_] V   [_] F   Joint Life Annuity &    [_] Full   [_] 2/3  [_] 1/2  [_] 1/2
                Contingent and [_]        (1 to 30) Year C + C
                                   -------

Second Annuitant
                 ------------------

                                              Date of
Social Security [_][_][_][_][_][_][_][_][_]   Birth   [_][_][_][_][_][_]
                                                       month  day  year

Sex: [_] Male
     [_] Female

Payment Frequency: [_] Monthly   [_] Quarterly   [_] Semi-Annual   [_] Annual

First Payment Date:
                    ---------------

TO HAVE PAYMENTS SENT DIRECTLY TO YOUR BANK ACCOUNT, COMPLETE THE FOLLOWING
INFORMATION:

         Bank Name:
                   ------------------------------------------------------------
         Address:
                 --------------------------------------------------------------
         Bank ABA No.                               Bank Account No.
                     ------------------------------                 -----------
         Account Title
                      ---------------------------------------------------------
         Type of Account
                        -------------------------------------------------------
         Bank Officer Signature
                               ------------------------------------------------

I ELECT WITHHOLDING FROM EACH ANNUITY PAYMENT BASED ON THE INDICATED ALLOWANCES AND MARITAL STATUS.

[_] Single   [_] Married   [_] Married, but withhold at a higher rate
[_] No Withholding

I WANT THE FOLLOWING ADDITIONAL AMOUNT WITHHELD FROM EACH ANNUITY PAYMENT $
                                                                           -----

IF ANY PAYMENT IS MADE TO WHICH I AM NOT ENTITLED UNDER THE CONTRACT BECAUSE OF MY DEATH BEFORE THE DUE DATE, I AUTHORIZE AND DIRECT THE BANK TO CHARGE THE AMOUNT OF THE PAYMENT TO MY ACCOUNT AND REFUND IT TO NELICO.

--------------------------  ----------- ---------------------------   ---------
    Owner's Signature           Date      Joint Owner's Signature        Date

NEV APP-31 (02/2000) AGS

================================================================================
MSA/ACH   (Signature required below)

Name of Accountholder
                      --------------------------   -----------------------------
                                                   Contract Number if available
Bank Name                            Account #
          -------------------------            ---------------------------------
          (must be a member of the             (Indicate "s" if savings account)
           ACH network)

Amount $                       Day of Month for Withdrawal (1-28)
         --------------------                                     --------------

PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP. The Bank is hereby authorized and directed to charge to the designated checking or savings account the amount of any electronic debit, check, draft, order or other item drawn or issued periodically by New England Life Insurance Company (NELICO) on that account and payable to its order. It is agreed that the Bank's rights with respect to each item shall be the same as if such item had been drawn by the depositor. Futhermore, New England Life Insurance Company is authorized where appropriate to issue electronic credits to the same bank account indicated in this authorization. It is further agreed that the Bank is not to be liable in the event it dishonors any such item drawn or issued, either with or without cause and whether intentionally or inadvertently, even though dishonor should cause discontinuance or reversal of annuity units credited or cancellation of a purchase of variable annuity units. If the accumulation unit value of the variable annuity units purchased with such items is less when said purchase is canceled than when made, (NELICO) shall be authorized to liquidate other units to make up the deficiency.

This authorization and direction shall be effective immediately, shall continue in force until revoked by the depositor in writing and the Company has had sufficient time to act upon the request, and may be retained in the possession of NELICO on behalf of the Bank.

I authorize New England Life Insurance Company to withdraw funds from the above account for deposit into a New England Life Insurance Company Annuity contract.
================================================================================
SYSTEMATIC PARTIAL SURRENDER/WITHDRAWAL     (Signature required below)

SURRENDER CHARGES MAY APPLY. PLEASE SEE YOUR CONTRACT OR PROSPECTUS FOR DETAILS.

                                                   -----------------------------
                                                   Contract Number if available

Beginning    /   /    , Send $           OR   [_] Gain ONLY* to the address, in
          ------------        ----------          Section  [_]  2a  or  [_]  2b
      (Month/5-25/Year)     ($100 Minimum)        or to a Bank (see below).

[_] Monthly   [_] Quarterly   [_] Semi-annually   [_] Annually

FUND           AMOUNT           Please provide the following information for
               $                Electronic Transfer to a bank:
-------------  -------------
               $                Name of Accountholder
-------------  -------------                          -------------------------
               $                Bank Name
-------------  -------------              -------------------------------------
               $                Address
-------------  -------------            ---------------------------------------
               $
-------------  -------------    -----------------------------------------------
               $                Bank ABA No.         Bank Account No.
-------------  -------------                --------                 ----------
               $                Type of Account
-------------  -------------                    -------------------------------
               $
-------------  -------------
               $
-------------  -------------
               $
-------------  -------------

* If the gain is less than $100 for a month, no withdrawal will be made that month. If you make a partial surrender or a purchase payment at the same time that you have the gain withdrawn under the Systematic Withdrawal feature, the Systematic Withdrawal will be canceled effective as of the next withdrawal date; however, at your option, the Company will resume Systematic Withdrawals on the following withdrawal date.

If a withdrawal would cause your remaining Contract Value to be less than the company required minimum, the withdrawal will not be processed. If there is not sufficient value in a specified fund or the Fixed Account, the allocation will be changed to reduce the Contract Value in the fund(s) and the Fixed Account in proportion to the Contract Value in each. Any applicable charges will be deducted from your Contract Value in addition to the withdrawal amount requested. If the New York Stock Exchange is closed on the scheduled day of the withdrawal, the withdrawal will be processed on the next business day. The Company reserves the right to suspend partial surrenders for up to six months. Any changes will be made only upon receipt of your written request at the Company's Home Office.

IMPORTANT NOTE
Distributions prior to age 59-1/2 may be subject to tax penalties. Any systematic withdrawal plan should be reviewed by your tax advisor to determine the impact, if any, of such requirements. The Company assumes no liability with regard to the tax treatment of withdrawals or compliance with minimum distribution/early withdrawal requirements imposed by the IRC.

TAX WITHHOLDING (Please check one)

[_] I DO NOT want Federal Income Tax withheld from these withdrawals.
[_] I DO want Federal Income Tax withheld. (A Substitute W-4P Form (PLBN-90-87) must be submitted with this application)
Even if you elect not to have Federal Income Tax withheld, you are liable for payment of Federal Income Tax on the taxable portion of your partial surrenders. You may also be subject to tax penalties under the estimated payment rules if your payments of estimated tax and withholding, if any, are not adequate. Please note that whether or not you elect withholding, the Company is required to report surrenders to the IRS.
================================================================================
SIGNATURE(S)  Taxpayer's Identification Number:
                                                ------------------
[_] I AM [_] I AM NOT subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.
Under penalties of perjury, I certify that the information is true, correct, and complete.

----------------------------- ---------------------------------------  ---------
Depositor's/Owner's Signature Joint Accountholder's/Owner's Signature    Date

NEV APP-31 (02/2000) AGS              C-6

                                  [NEF LOGO]
                           NEW ENGLAND FINANCIAL/TM/
                           -------------------------
                                   ANNUITIES

                             TRUSTEE CERTIFICATION


The undersigned hereby acknowledges the following:

     1. Under Internal Revenue Code Section 72(u) ownership of an annuity contract by a non-natural person may, under certain circumstances, cause the income on the contract to be subject to current taxation.

     2. Ownership by a non-natural person includes ownership by a trust, corporation or partnership.

     3. Income on the contract will not be currently taxable, but will be tax deferred, if the non-natural person holds the contract as agent for a natural person.

     4. Ownership as agent for a natural person may include ownership by the trustee of a grantor trust (as determined under IRC Sections 671-677), ownership by the trustee of a trust established for the exclusive benefit of a natural person (for example, a Section 2503(c) trust) or ownership by a custodian, guardian or conservator.

In consideration of the foregoing, the undersigned hereby certifies that the annuity contract being applied for will be held by the undersigned as agent for a natural person whose name and date of birth is:


     Name:
           --------------------------------------------

     Date of Birth:
                    -----------------------------------


Signed:
        -----------------------------------------------

Date:
      -------------------------------------------------


THIS FORM MUST BE SUBMITTED WITH THE APPLICATION WHEN THE OWNER IS DESIGNATED TO BE A TRUST, OTHER THAN A TRUST DESCRIBED IN IRC SECTION 401(a) (PENSION, PROFIT-SHARING PLANS, ETC.).


   New England Financial is the service mark for New England Life Insurance
                  Company, Boston, MA, and related companies.

                                  [NEF LOGO]
                           NEW ENGLAND FINANCIAL/TM/
                           -------------------------
                                   ANNUITIES


                                 NON-QUALIFIED
                      TRANSFER/1035 EXCHANGE REQUEST FORM
I HEREBY DIRECT MY CURRENT CONTRACT ISSUER OR FINANCIAL ORGANIZATION TO TRANSFER FUNDS TO NEW ENGLAND LIFE INSURANCE COMPANY (NELICO) AS FOLLOWS:

================================================================================
1. PRESENT FINANCIAL INSTITUTION:         Contract Owner's Name(s):
   (See back side for Qualified                                    ------------
   Transfers)
                                          -------------------------------------
Name:
     --------------------------------     Annuitant Name:
                                                         ----------------------
-------------------------------------
                                          Social Security Number:
Address:                                                         --------------
        -----------------------------
                                          DIRECTLY TRANSFER:
-------------------------------------
                                          [_] All: Estimated
-------------------------------------              Transfer
                                                   Amount $
Phone Number:                                              --------------------
             ------------------------         Note: 1035 Exchange must be 100%.

Current Contract Number(s):               [_] Specific
                           ----------         Dollar
                                              Amount: $                      or
-------------------------------------                  ---------------------

                                                           Estimated
                                                           Transfer
                                          [_] %            Amount $
                                               -----------         ------------

                                          Effective: On Maturity Date    /  /
                                                                      ---------

                                          SOURCE OF FUNDS:
                                          [_] Annuity   [_] Life Insurance
                                          [_] Other
                                                    ---------------------------

================================================================================
2. TYPE OF TRANSACTION:
[_] Non-Qualified 1035 Exchange.......Issue Date of Original Contract
                                                                     ----------

                Pre 8/14/82 Principal:  $
                                        -----------------------
                Post 8/13/82 Principal: $
                                        -----------------------
                Earnings:               $
                                        -----------------------
                Total:                  $
                                        -----------------------
[_] Non-Qualified Transfer (Mutual Fund, CD, Brokerage)

================================================================================
3. SIGNATURES:
I do hereby absolutely assign and transfer the above identified life/annuity contract to NELICO. Pursuant to this exchange, I hereby transfer to NELICO all my right, title and interest in and to the first contract and authorize said Company to take whatever steps it deems necessary to accomplish this exchange.

--------------------------------------  --------------------------------------
ACCOUNT OWNER                     DATE  WITNESS                           DATE

--------------------------------------
JOINT OWNER (IF APPLICABLE)       DATE
================================================================================
4. ACCEPTANCE OF ASSIGNMENT/TRANSFER:

              BY:
                 ---------------------------------------------------------------
                      Signature of NELICO Officer            Title          Date

PLEASE INDICATE THE FOLLOWING INFORMATION ON YOUR CHECK:

FOR BENEFIT OF:                                ACCOUNT NO.:
               ----------------------------                ---------------------
MAIL CHECK TO:  New England Annuities                      (Must be new account
                P.O. Box 888                                 if 1035 Exchange)
                Boston, MA 02117
                1-800-777-5897
================================================================================
New England Financial is the service mark for New England Life Insurance Company, Boston, MA, and related companies

NEA-12-98          HOME OFFICE USE ONLY:  NEA MAIL DATE
                                                        ------------------------

                                  [NEF LOGO]
                           NEW ENGLAND FINANCIAL/TM/
                           -------------------------
                                   ANNUITIES


                        QUALIFIED TRANSFER REQUEST FORM

I HEREBY DIRECT MY CURRENT CUSTODIAN, TRUSTEE, CONTRACT ISSUER OR PLAN ADMINISTRATOR TO TRANSFER FUNDS TO NEW ENGLAND LIFE INSURANCE COMPANY (NELICO) AS FOLLOWS:
================================================================================
1. PRESENT FINANCIAL INSTITUTION:         Account Owner's Name(s):
                                                                  -------------

                                          -------------------------------------
Name:
     --------------------------------     Annuitant Name:
                                                         ----------------------
-------------------------------------
                                          Social Security Number:
Address:                                                         --------------
        -----------------------------
                                          DIRECTLY TRANSFER:
-------------------------------------
                                          [_] All: Estimated
-------------------------------------              Transfer
                                                   Amount $
Phone Number:                                              --------------------
             ------------------------

Current Account Number(s):                [_] Specific
                           ----------         Dollar
                                              Amount: $                      or
-------------------------------------                  ---------------------

                                                           Estimated
                                                           Transfer
                                          [_] %            Amount $
                                               -----------         ------------

                                          Effective: On Maturity Date    /  /
                                                                      ---------

                                          SOURCE OF FUNDS:
                                          [_] Annuity   [_] Life Insurance
                                          [_] Other
                                                    ---------------------------

================================================================================
2. TYPE OF TRANSACTION:

[_] Qualified Plan Direct Rollover to an IRA
[_] IRA to IRA Transfer
[_] Simple IRA to Simple IRA .............Issue Date of Original Account
                                                                        --------
[_] Simple IRA to IRA.....................Issue Date of Original Account
[_] IRA to Roth Conversion IRA                                          --------
[_] Roth IRA to Roth IRA..................Issue Date of Original Account
[_] TSA 403(b) Direct Rollover to an IRA                                --------
[_] TSA 403(b) Direct Transfer to TSA ....Contract Value as December 31, 1988
                                                                         ----
[_] Other
         -----------------------
================================================================================
3. TRANSACTION RESTRICTIONS:
Required minimum distributions are not eligible to be transferred for IRAs, TSAs or Qualified Retirement Plans. An IRA holder must take their first required minimum distribution by April 1st of the year following age 70-1/2 (except for Roth IRAs). A Qualified Retirement Plan and TSA holder must take their first required minimum distribution by April 1st of the year following the later of age 70-1/2 (from an IRA) or retirement.
I AUTHORIZE MY PRESENT FINANCIAL INSTITUTION NAMED ABOVE TO:
[_] Distribute my required minimum distribution to me prior to this transfer.
[_] My required minimum distribution has already been taken for the transfer year.
 . COMPLETE IF ACCOUNT HOLDER HAS REACHED THE REQUIRED BEGINNING DATE OR IF REQUIRED MINIMUM DISTRIBUTION HAS NOT BEEN TAKEN.
    Birthdate of oldest primary beneficiary   /  /
                                            -- -- ----
    Relationship of oldest primary beneficiary
                                              -------------------
 . HOW IS YOUR LIFE EXPECTANCY BEING CALCULATED? (PLEASE CHECK APPROPRIATE BOXES IN BOTH a AND b)
      a. [_] Single Life Expectancy   OR  [_] Joint Life Expectancy
      b. [_] Recalculation            OR  [_] Non-Recalculation (reduced by one)
 .  AMOUNT REQUIRED MINIMUM DISTRIBUTION FOR THIS TAX YEAR:                   .
                                                           -------------------
================================================================================
4. SIGNATURES:


               ------------------------------   --------------------------------
               ACCOUNT OWNER             DATE   WITNESS                     DATE

================================================================================
5. LETTER OF ACCEPTANCE: NELICO has established an annuity for this account owner and accepts the liquidation and transfer of the assets and will apply it to a NELICO annuity contract. Please indicate the following information on the check:

FOR BENEFIT OF:                        ACCOUNT NO.:
               ---------------------               ----------------------------
                                                   (If new account, leave blank)
MAIL CHECK TO:  New England Annuities
                P.O. Box 888
                Boston, MA 02117   BY:
                1-800-777-5897        -----------------------------------------
                                      Signature of NELICO Officer   Title  Date
================================================================================
New England Financial is the service mark for New England Life Insurance Company, Boston, MA, and related companies